                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $100,359,100
               (A PPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                             SASCO 2003-34A GROUP I
                   AURORA LOAN SERVICES INC., MASTER SERVICER
            WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------
                                                           WAL To     Est. Pmt to  Expected
                                                          Optional      Optional   Initial       Legal           Expected
                     Approx.     Initial    Security     Termination  Termination    Loss        Final            Ratings
   Class            Size ($)   Coupon (1)  Description    (yrs) (2)    Window (2)  Coverage     Maturity       (S&P / Moody's)
------------------------------------------------------------------------------------------------------------------------------
   1-A1           $95,581,000   Variable   Variable PT      2.76      11/03-08/14    7.00%     11/25/2033         AAA / Aaa
   1-AX (3)          Notional     0.01%   Interest Only     0.38      11/03-03/04    7.00%     03/25/2004         AAA / Aaa
   B1-I            $3,391,000   Variable     Sub PT         5.63      11/03-08/14    3.70%     11/25/2033          AA / NR
   B2-I            $1,387,000   Variable     Sub PT         5.63      11/03-08/14    2.35%     11/25/2033           A / NR
   B1-I-X (3)        Notional   Variable  Interest Only     5.63      11/03-08/14    3.70%     11/25/2033          AA / NR
   B2-I-X (3)        Notional   Variable  Interest Only     5.63      11/03-08/14    2.35%     11/25/2033           A / NR
   2-A (4)                TBD     TBD       Senior PT       TBD          TBD          TBD      11/25/2033         AAA / Aaa
   3-A (4)                TBD     TBD       Senior PT       TBD          TBD          TBD      11/25/2033         AAA / Aaa
   4-A (4)                TBD     TBD       Senior PT       TBD          TBD          TBD      11/25/2033         AAA / Aaa
   5-A (4)                TBD     TBD       Senior PT       TBD          TBD          TBD      11/25/2033         AAA / Aaa
   6-A (4)                TBD     TBD       Senior PT       TBD          TBD          TBD      11/25/2033         AAA / Aaa
   B1-II (4)              TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033          AA / NR
   B2-II (4)              TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033           A / NR
   B3 (4) (5)             TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033         BBB / NR
   B4 (4) (5)             TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033          BB / NR
   B5 (4) (5)             TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033           B / NR
   B6 (4) (5)             TBD     TBD        Sub PT         TBD          TBD          TBD      11/25/2033          NR / NR
   R (6)                 $100   Variable    Residual       0.07       11/03-11/03    7.00%     11/25/2033         AAA / Aaa
------------------------------------------------------------------------------------------------------------------------------

(1)  The Class coupons are described under "Interest Rates" on page 6.
(2) Prepayments for Group I (Mortgage Pool 1) run at 28% CPR per annum. Prepayments for Group II (Mortgage Pools 2-6) run at 23.25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in November 2003.
(3) The Class 1-AX, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in March 2004 (month 5) the Class 1-AX will no longer be entitled to receive distributions of any kind.
(4)  Not offered under this term sheet.
(5)  Crossed-subordinate bonds.
(6)  Non-economic REMIC tax residual.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
  ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE ACTUAL COLLATERAL
           BALANCES AS OF SEPTEMBER 2003 UNLESS OTHERWISE INDICATED+

   +LOAN AGE , REMAINING MONTHS TO MATURITY, AND REMAINING MONTHS TO ROLL HAVE BEEN CALCULATED AS OF OCTOBER 1, 2003 ("THE CUT-OFF DATE"). ON THE CLOSING DATE,
   THE ASSETS OF THE TRUST WILL BE BASED ON SCHEDULED OCTOBER 1, 2003 BALANCES

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS,
                                    IF ANY.

             -------------------------------------------------------
                    INFORMATION THAT IS TO BE DETERMINED O R
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:
--------------

o  Group I will be comprised of Non-Hybrid 6-month LIBOR.

o Group II will be comprised of Hybrid 6-month LIBOR, 1-Year LIBOR, 1-Year T-Bill, and 1-Year CMT based ARMs.

o Interest and principal on Pool 1 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in Mortgage Pool 1 only.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool (Group I and Group II) Cut-Off Date mortgage loan balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contain ed herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions descr ibed in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                           Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

                          Mortgage Pool 1                          Mortgage Pools 2 through 6
                  Available Distribution Amount                  Available Distribution Amount

          ---------------------------------------------   ------------------------------------------
             First, to Class R, 1-A1 and 1-AX to pay      First, to Class 2-A, 3-A, 4-A, 5-A and 6-A
                             interest                                    to pay interest
          ---------------------------------------------   ------------------------------------------
                               |                                               |
                               |                                               |
          ---------------------------------------------   ------------------------------------------
                Second, to Class R and 1-A1 to pay            Second, to Class 2-A, 3-A, 4-A, 5-A,
                            principal                                and 6-A to pay principal
          ---------------------------------------------   ------------------------------------------
                               |                                               |
                               |                                               |
          ---------------------------------------------   ------------------------------------------
            To Class B1-I, B1-I-X, B2-I and B2-I-X to              To Class B1-II and B2-II to
            pay interest and pay interest and principal                     principal
          ---------------------------------------------   ------------------------------------------
                               |                                               |
                               |                                               |
                               -------------------------------------------------
                                                        |
                                                        |
                          ----------------------------------------------------------
                           To Class B3, B4, B5 and B6 to pay interest and principal
                          ----------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contain ed herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions descr ibed in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:               October 1, 2003

Expected Pricing Date:      Week of October [20] , 2003

Expected Settlement Date:   October 30, 2003

Distribution Dates:         25th of each month, commencing in November 2003

Collection Period:          The calendar month preceding the current
                            Distribution Date

Issuer:                     Structured Asset Securities Corp. ("SASCO")

Master Servicer:            Aurora Loan Services, Inc. ("ALS")

Servicer(s):                ALS 100% of Group I (Pool 1); Group II is TBD

Master Servicer Fee:        The Master Servicer will be paid a monthlfee (the
                            "Master Servicing Fee ") equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:              0.250% for Group I (Pool 1) Mortgage Loans

Trustee:                    Wells Fargo Bank Minnesota, National Association.

Trustee Fee:                [TBD%] per annum

Rating Agencies:            It is expected that Standard and Poor's ("S&P") will
                            rate all of the Offered Certificates; and Moody's will rate all of the Senior Certificates.

Day Count:                  30/360

Delay Days:                 24 days for Group I Certificates

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contain ed herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions descr ibed in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Accrual Period:    The interest accrual period with respect to all
                            Classes of Group I Certificates for a given
                            Distribution will be the calendar Date month precedthe month in which such Distribution Date occurs.

Accrued Interest:           Group I Certificates settle with 29 days of accrued
                            interest.

Registration:               Book-entry form through DTC


Minimum Denomination:       Class 1-A,: $25,000/$1 thereafter.
                            Class 1-AX, B1-I-X and B2-I-X: $1,000,000/$1
                            thereafter.
                            Class B1-I, B2-I: $100,000/$1 thereafter.

Tax Status:                 REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                 Mortgage Pool 1: 28% CPR per annum. Mortgage Pools
                            2-6: 23.25% CPR per annum.

SMMEA Eligibility:          All offered classes will be SMMEA eligible except
                            for Class B2- I, B2-I-X, B2-II and B3 Certificates.

ERISA Eligibility:          All offered Certifibetes ERISA eligible (other than
                            the will Class R Certificate).

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans in such at the beginning of Mortgage Pool the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates:             Class 1-A will bear interest at a rate equal to Net
                            WAC of Mortgage Pool 1 less [0.01%] per annum until the March 2004 Distribution Date (month 5).
                            Beginning with the accrual period in March 2004 the Class 1-A will accrue interest at the Net WAC of Mortgage Pool 1.

                            Class 1-AX will bear interest at a rate equal to [0.01%] per annum based on a Notional Balance until the Distribution Date in March 2004 (month 5). The Notional Balance of the Class 1- AX on any Distribution Date up to and including the Distribution Date in March 2004 will be equal to the Class 1-A principal balance prior to distributions for the related Distribution Date. The Class 1-AX will not be entitled to distributions of any kind after the Distribution Date in March 2004.

                            Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                            Class B1-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.20%] per annum and
                            (ii) the Net WAC of Mortgage Pool 1.

                            Class B1-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                            (b) the Class B1-I per annum rate, based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                            Class B2-I will bear interest at a rate equal to the lesser of (i) 1-month LIBOR + [1.85%] per annum and
                            (ii) the Net WAC of Mortgage Pool 1.

                            Class B2-I-X will bear interest at a rate equal to the greater of (i) 0.00% per annum and (ii) the excess of (a) the Net WAC of Mortgage Pool 1 over
                            (b) the Class B2-I per annum rate, based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Credit Enhancement:         Senior/subordinate, shifting interest structure. The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Mortgage Pool 1 Senior Certificates:
                            Credit enhancement for the Mortgage Pool 1 Senior Certificates will consist of the subordination of the Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B3, Class B4, Class B5 and Class B6.

                            Mortgage Pools 2 through 6 Senior Certificates:
                            Credit enhancement for the Mortgage Pools 2 through 6 Senior Certificates will consist of the subordination of the Class B1-II, Class B2-II, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:            If all of the credit support features have been
                            extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Shifting Interest Structure with 7 year lockout*

Group I = Mortgage Pool 1

Group II = Mortgage Pool 2, Mortgage Pool 3, Mortgage Pool 4, Mortgage Pool 5,
           Mortgage Pool 6

Initial Group I Senior Enhancement % = 7.00%

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral
                               balance

Initial Group II Senior Enhancement % = 5.40%

Group II Senior Enhancement % = Group II Subordinate Amount / Group II
                                Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

         --------------------------------------------------
         Distribution Dates (months)                Shift %
         --------------------------------------------------
                   1 - 84                            100%
         --------------------------------------------------
                  85 - 96                             70%
         --------------------------------------------------
                  97 - 108                            60%
         --------------------------------------------------
                 109 - 120                            40%
         --------------------------------------------------
                 121 - 132                            20%
         --------------------------------------------------
                    133+                               0%
         --------------------------------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is greater than or equal to 2 times the Initial Group II Senior Enhancement %:

         --------------------------------------------------
         Distribution Dates (months)                Shift %
         --------------------------------------------------
                    1 - 36                            50%
         --------------------------------------------------
                     37+                               0%
         --------------------------------------------------

(If th e respective AAA loss coverage for both Groups doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA loss coverage for both Groups doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool (1 through 6) calculate the following:
-------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
     1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2- 6 TBD


II. Pay Subordinate PDA as follows*:
------------------------------------
*Subject to credit support tests

Pool 1 Subordinate PDA:
 1) Pay Class B1-I and Class B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the sum of the current balance of the Class B1-I and Class B2-I and the denominator which is the current balance of the Class B1-I and Class B2-I and the Pool 1 Modified Group Subordinate Amount, until reduced to zero.

Pools 2 through 6 Subordinate PDA:
 1) Pay Class B1-II and Class B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and Class B2-II and the denominator which is the current balance of the Class B1-II and Class B2-II and the Pools 2 through 6 Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------
*Subject to credit support tests

 1) Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Subordinate Amount:
---------------------------

Pool 1 Subordinate Amount:
--------------------------
Total Mortgage Pool 1 colla teral less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Pool 1 Modified Group Subordinate Amount
----------------------------------------
Pool 1 Subordinate Amount less than the current balance of Class B1-1 and Class B2-1.

Group II Subordinate Amount:
----------------------------
Total Mortgage Pools 2 through 6 collateral less the current principal balance of the Mortgage Pool 2 through Pool 6 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:
--------------------------
Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:
--------------------------
Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:
--------------------------
Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

Pool 5 Subordinate Amount:
--------------------------
Total Mortgage Pool 5 collateral less the current principal balance of the Mortgage Pool 5 Senior Bonds (excluding notional balances).

Pool 6 Subordinate Amount:
--------------------------
Total Mortgage Pool 6 collateral less the current principal balance of the Mortgage Pool 6 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                  Rishi Bansal                  (212) 526-8315
                             Brendan Garvey                (212) 526-8315
                             Brian Hargrave                (212) 526-8320
--------------------------------------------------------------------------------
Residential Finance          Stan Labanowski               (212) 526-6211
                             Mike Hitzmann                 (212) 526-5806
                             Darius Houseal                (212) 526-9466
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities ar e made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contain ed herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              6-month LIBOR          3/1 & 3/27       5/1 & 5/25       5/1 & 5/25 Non-IO
                                             Non-Hybrid ARMs         Hybrid ARMs      Hybrid ARMs         Hybrid ARMs
                                                  Pool 1               Pool 2           Pool 3              Pool 4
                                                  ------               ------           ------              ------
Total Number of Loans                                          225       TBD              TBD                 TBD
Total Outstanding Loan Balance                     $102,776,629.86       TBD              TBD                 TBD
Average Loan Principal Balance                         $456,785.02       TBD              TBD                 TBD
Range of Loan Principal Balance         $69,500.00 - $3,428,192.00       TBD              TBD                 TBD
Weighted Average Coupon                                     4.288%       TBD              TBD                 TBD
Range of Coupons                                    2.500 - 6.375%       TBD              TBD                 TBD
Weighted Average Margin                                     2.667%       TBD              TBD                 TBD
Range of Margins                                      1.50 - 3.25%       TBD              TBD                 TBD
Non-Zero Weighted Average Initial                                        TBD              TBD                 TBD
Periodic Cap                                                1.264%
Range of Initial Periodic Caps                       0.00 - 13.00%       TBD              TBD                 TBD
Non-Zero Weighted Average Periodic Cap                      1.003%       TBD              TBD                 TBD
Range of Periodic Caps                                0.00 - 2.00%       TBD              TBD                 TBD
Weighted Average Maximum Rate                              10.505%       TBD              TBD                 TBD
Weighted Average Floor                                      2.699%       TBD              TBD                 TBD
Weighted Average Original Term (mo.)                         358.9       TBD              TBD                 TBD
+Weighted Average Remaining Term (mo.)                       356.9       TBD              TBD                 TBD
+Range of Remaining Term (mo.)                           287 - 360       TBD              TBD                 TBD
Weighted Average Original LTV                               68.83%       TBD              TBD                 TBD
Range of Original LTV                               18.26 - 95.00%       TBD              TBD                 TBD
Weighted Average FICO                                          727       TBD              TBD                 TBD
Range of FICO                                            627 - 810       TBD              TBD                 TBD
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                              5/1 Hybrid ARMs          7/1 Hybrid ARMs
                                                 Pool 5                   Pool 6
                                                 ------                   ------
Total Number of Loans                              TBD                      TBD
Total Outstanding Loan Balance                     TBD                      TBD
Average Loan Principal Balance                     TBD                      TBD
Range of Loan Principal Balance                    TBD                      TBD
Weighted Average Coupon                            TBD                      TBD
Range of Coupons                                   TBD                      TBD
Weighted Average Margin                            TBD                      TBD
Range of Margins                                   TBD                      TBD
Non-Zero Weighted Average Initial                  TBD                      TBD
Periodic Cap
Range of Initial Periodic Caps                     TBD                      TBD
Non-Zero Weighted Average Periodic Cap             TBD                      TBD
Range of Periodic Caps                             TBD                      TBD
Weighted Average Maximum Rate                      TBD                      TBD
Weighted Average Floor                             TBD                      TBD
Weighted Average Original Term (mo.)               TBD                      TBD
+Weighted Average Remaining Term (mo.)             TBD                      TBD
+Range of Remaining Term (mo.)                     TBD                      TBD
Weighted Average Original LTV                      TBD                      TBD
Range of Original LTV                              TBD                      TBD
Weighted Average FICO                              TBD                      TBD
Range of FICO                                      TBD                      TBD
---------------------------------------------------------------------------------------
+ As of October 1, 2003

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               6-month LIBOR           3/1 & 3/27        5/1 & 5/25     5/1 & 5/25 Non-IO
                                              Non-Hybrid ARMs          Hybrid ARMs       Hybrid ARMs        Hybrid ARMs
                                                  Pool 1                 Pool 2            Pool 3             Pool 4
                                                  ------                 ------            ------             ------
Lien Position
First                                                 100.0%              TBD               TBD                TBD
Geographic Distribution                                                   TBD               TBD                TBD
(Other states account individually for less       CA - 46.3%              TBD               TBD                TBD
than 7% of the Cut-off Date principal balance)    CO - 11.2%              TBD               TBD                TBD
                                                  FL - 11.2%              TBD               TBD                TBD
Occupancy Status                                                          TBD               TBD                TBD
Primary Home                                           84.4%              TBD               TBD                TBD
Investment                                             11.3%              TBD               TBD                TBD
Second Home                                             4.3%              TBD               TBD                TBD
                                                                          TBD               TBD                TBD
Delinquency Statistics                                                    TBD               TBD                TBD
Current                                              100.00%              TBD               TBD                TBD
One Payment Delinquent                                  0.0%              TBD               TBD                TBD
                                                                          TBD               TBD                TBD
Loans with Prepayment Penalites                                           TBD               TBD                TBD
Total Number of Loans                                    131              TBD               TBD                TBD
Total Principal Balance                       $63,507,879.65              TBD               TBD                TBD
% of Principal Balance                                 61.8%              TBD               TBD                TBD
Weighted Average Coupon                               4.338%              TBD               TBD                TBD
                                                                          TBD               TBD                TBD
Loans without Prepayment Penalites                                        TBD               TBD                TBD
Total Number of Loans                                     94              TBD               TBD                TBD
Total Principal Balance                       $39,268,750.21              TBD               TBD                TBD
% of Principal Balance                                 38.2%              TBD               TBD                TBD
Weighted Average Coupon                               4.207%              TBD               TBD                TBD
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                5/1 Hybrid ARMs       7/1 Hybrid ARMs
                                                     Pool 5                Pool 6
                                                     ------                ------
Lien Position
First                                                 TBD                   TBD
Geographic Distribution                               TBD                   TBD
(Other states account individually for less           TBD                   TBD
than 7% of the Cut-off Date principal balance)        TBD                   TBD
                                                      TBD                   TBD
Occupancy Status                                      TBD                   TBD
Primary Home                                          TBD                   TBD
Investment                                            TBD                   TBD
Second Home                                           TBD                   TBD
                                                      TBD                   TBD
Delinquency Statistics                                TBD                   TBD
Current                                               TBD                   TBD
One Payment Delinquent                                TBD                   TBD
                                                      TBD                   TBD
Loans with Prepayment Penalites                       TBD                   TBD
Total Number of Loans                                 TBD                   TBD
Total Principal Balance                               TBD                   TBD
% of Principal Balance                                TBD                   TBD
Weighted Average Coupon                               TBD                   TBD
                                                      TBD                   TBD
Loans without Prepayment Penalites                    TBD                   TBD
Total Number of Loans                                 TBD                   TBD
Total Principal Balance                               TBD                   TBD
% of Principal Balance                                TBD                   TBD
Weighted Average Coupon                               TBD                   TBD
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
is information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in t he Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                   Wed, 15 Oct 2003, 21:36:54 EDT
                                                     mhitzman:SASC03-34A-GROUP-I


                        Discount Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond 1-A1
   --------------------------------------------------------------------------
   Initial Coupon:   4.022                        Type:  Fltr
         Orig Bal:   95,581,000
                                               Formula:  (6m LIBOR)+241.07bp
           Factor:   1.0000000        Cap/Floor/Margin:  10.25/2.44/2.41
      Factor Date:   10/25/03                 Next Pmt:  11/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             28 CPR            30 CPR           35 CPR            40 CPR
            LIB_6M: 1.19    LIB_6M: 1.19       LIB_6M: 1.19      LIB_6M: 1.19       LIB_6M: 1.19     LIB_6M: 1.19      LIB_6M: 1.19
------------------------------------------------------------------------------------------------------------------------------------
Price      DM    Duration  DM      Duration  DM      Duration  DM       Duration  DM      Duration  DM     Duration   DM    Duration
------------------------------------------------------------------------------------------------------------------------------------
103-02   172.7     4.59   152.9      3.57   130.9      2.86   116.6       2.53   106.5      2.34    80.5     1.97    52.0    1.67
103-03   172.0            152.0             129.9             115.4              105.3              78.9             50.2
103-04   171.4            151.2             128.8             114.2              104.0              77.4             48.4
103-05   170.7            150.4             127.8             113.1              102.7              75.9             46.6
103-06   170.1            149.5             126.7             111.9              101.4              74.4             44.8
103-07   169.4     4.60   148.7      3.57   125.7      2.86   110.7       2.54   100.2      2.35    72.9     1.97    43.0    1.68
103-08   168.8            147.9             124.6             109.5               98.9              71.3             41.2
103-09   168.1            147.0             123.6             108.3               97.6              69.8             39.4
103-10   167.5            146.2             122.5             107.2               96.3              68.3             37.6
103-11   166.8            145.4             121.5             106.0               95.1              66.8             35.8
103-12   166.2     4.60   144.5      3.58   120.5      2.87   104.8       2.54    93.8      2.35    65.3     1.97    34.1    1.68
103-13   165.6            143.7             119.4             103.6               92.5              63.7             32.3
103-14   164.9            142.9             118.4             102.5               91.3              62.2             30.5
103-15   164.3            142.0             117.3             101.3               90.0              60.7             28.7
103-16   163.6            141.2             116.3             100.1               88.7              59.2             26.9
103-17   163.0     4.61   140.4      3.58   115.3      2.87    98.9       2.54    87.5      2.36    57.7     1.98    25.2    1.68
103-18   162.3            139.5             114.2              97.8               86.2              56.2             23.4
103-19   161.7            138.7             113.2              96.6               84.9              54.7             21.6
103-20   161.0            137.9             112.2              95.4               83.7              53.2             19.8
103-21   160.4            137.0             111.1              94.3               82.4              51.7             18.0
103-22   159.7     4.62   136.2      3.59   110.1      2.88    93.1       2.55    81.1      2.36    50.2     1.98    16.3    1.68
103-23   159.1            135.4             109.1              91.9               79.9              48.6             14.5
103-24   158.5            134.6             108.0              90.8               78.6              47.1             12.7
103-25   157.8            133.7             107.0              89.6               77.4              45.6             11.0
103-26   157.2            132.9             106.0              88.4               76.1              44.1              9.2
103-27   156.5     4.62   132.1      3.59   104.9      2.88    87.3       2.55    74.8      2.36    42.6     1.98     7.4    1.69
103-28   155.9            131.3             103.9              86.1               73.6              41.1              5.6
103-29   155.3            130.4             102.9              84.9               72.3              39.6              3.9
103-30   154.6            129.6             101.8              83.8               71.1              38.1              2.1
103-31   154.0            128.8             100.8              82.6               69.8              36.6              0.3
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life         5.32             3.98              3.11               2.72              2.50              2.07             1.74
First Pay    11/25/03         11/25/03          11/25/03           11/25/03          11/25/03          11/25/03         11/25/03
Last Pay     01/25/20         06/25/16          12/25/13           10/25/12          01/25/12          09/25/10         08/25/09
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Tsy BM   3Mo     6Mo    2YR      3Yr    5YR     10YR      30YR   Lib BM   1YR     2YR    3YR   4YR    5YR     7YR    10YR   12YR
---------------------------------------------------------------------------------------------------------------------------------
 Yield  1.157  11.1707 1.7266          3.0056  4.0339   4.9766    Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                 1.5000          3.0000  3.8750   5.3750
---------------------------------------------------------------------------------------------------------------------------------

----------------------
Lib BM   15YR   30YR
----------------------
 Yield  4.9970 5.2891

----------------------
----------------------------------------------------------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                                                                            Page 1

Lehman Brothers                                   Wed, 15 Oct 2003, 21:35:20 EDT
                                                     mhitzman:SASC03-34A-GROUP-I


                     Net Effective Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond 1-A1
   --------------------------------------------------------------------------
   Initial Coupon:   4.022                        Type:  Fltr
         Orig Bal:   95,581,000
                                               Formula:  (6m LIBOR)+241.07bp
           Factor:   1.0000000        Cap/Floor/Margin:  10.25/2.44/2.41
      Factor Date:   10/25/03                 Next Pmt:  11/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             28 CPR            30 CPR           35 CPR            40 CPR
            LIB_6M: 1.19    LIB_6M: 1.19       LIB_6M: 1.19      LIB_6M: 1.19       LIB_6M: 1.19     LIB_6M: 1.19      LIB_6M: 1.19
------------------------------------------------------------------------------------------------------------------------------------
Price     NEM    Duration  NEM     Duration  NEM    Duration  NEM      Duration  NEM     Duration  NEM    Duration   NEM   Duration
------------------------------------------------------------------------------------------------------------------------------------
103-02   174.5     4.59   154.4      3.57   132.2      2.86   117.8       2.53   107.6      2.34    81.3     1.97    52.6    1.67
103-03   173.8            153.6             131.1             116.6              106.3              79.8             50.8
103-04   173.1            152.7             130.1             115.4              105.0              78.2             49.0
103-05   172.5            151.9             129.0             114.2              103.7              76.7             47.1
103-06   171.8            151.0             128.0             113.0              102.5              75.2             45.3
103-07   171.2     4.60   150.2      3.57   126.9      2.86   111.8       2.54   101.2      2.35    73.6     1.97    43.5    1.68
103-08   170.5            149.4             125.9             110.6               99.9              72.1             41.7
103-09   169.9            148.5             124.8             109.4               98.6              70.6             39.9
103-10   169.2            147.7             123.8             108.2               97.3              69.0             38.1
103-11   168.6            146.8             122.7             107.0               96.0              67.5             36.3
103-12   167.9     4.60   146.0      3.58   121.7      2.87   105.9       2.54    94.8      2.35    66.0     1.97    34.6    1.68
103-13   167.2            145.1             120.6             104.7               93.5              64.4             32.8
103-14   166.6            144.3             119.6             103.5               92.2              62.9             31.0
103-15   165.9            143.5             118.5             102.3               90.9              61.4             29.2
103-16   165.3            142.6             117.5             101.1               89.6              59.9             27.4
103-17   164.6     4.61   141.8      3.58   116.4      2.87    99.9       2.54    88.4      2.36    58.3     1.98    25.6    1.68
103-18   164.0            140.9             115.4              98.8               87.1              56.8             23.8
103-19   163.3            140.1             114.3              97.6               85.8              55.3             22.0
103-20   162.7            139.3             113.3              96.4               84.5              53.8             20.2
103-21   162.0            138.4             112.2              95.2               83.3              52.3             18.4
103-22   161.4     4.62   137.6      3.59   111.2      2.88    94.0       2.55    82.0      2.36    50.7     1.98    16.7    1.68
103-23   160.7            136.7             110.1              92.9               80.7              49.2             14.9
103-24   160.1            135.9             109.1              91.7               79.4              47.7             13.1
103-25   159.4            135.1             108.1              90.5               78.2              46.2             11.3
103-26   158.8            134.2             107.0              89.3               76.9              44.7              9.5
103-27   158.1     4.62   133.4      3.59   106.0      2.88    88.1       2.55    75.6      2.36    43.2     1.98     7.7    1.69
103-28   157.5            132.6             104.9              87.0               74.4              41.7              6.0
103-29   156.8            131.7             103.9              85.8               73.1              40.1              4.2
103-30   156.2            130.9             102.8              84.6               71.8              38.6              2.4
103-31   155.5            130.1             101.8              83.4               70.5              37.1              0.6
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life         5.32             3.98              3.11               2.72              2.50              2.07             1.74
First Pay    11/25/03         11/25/03          11/25/03           11/25/03          11/25/03          11/25/03         11/25/03
Last Pay     01/25/20         06/25/16          12/25/13           10/25/12          01/25/12          09/25/10         08/25/09
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Tsy BM   3Mo     6Mo    2YR      3Yr    5YR     10YR      30YR   Lib BM   1YR     2YR    3YR   4YR    5YR     7YR    10YR   12YR
---------------------------------------------------------------------------------------------------------------------------------
 Yield  1.157  11.1707 1.7266          3.0056  4.0339   4.9766    Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                 1.5000          3.0000  3.8750   5.3750
---------------------------------------------------------------------------------------------------------------------------------

----------------------
Lib BM   15YR   30YR
----------------------
 Yield  4.9970 5.2891

----------------------

---------------------------------------------------------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                                                                            Page 1

Lehman Brothers                                   Wed, 15 Oct 2003, 21:35:22 EDT
                                                     mhitzman:SASC03-34A-GROUP-I


                        Discount Margin Table - Bond B1-I

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond B1-I
   --------------------------------------------------------------------------
   Initial Coupon:   2.320                        Type:  Fltr
         Orig Bal:   3,391,000
                                               Formula:  (1m LIBOR)+120.00bp
           Factor:   1.0000000        Cap/Floor/Margin:  100.00/0.00/1.20
      Factor Date:   10/25/03                 Next Pmt:  11/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             28 CPR            30 CPR           35 CPR            40 CPR
            LIB_1M: 1.12    LIB_1M: 1.12       LIB_1M: 1.12      LIB_1M: 1.12       LIB_1M: 1.12     LIB_1M: 1.12      LIB_1M: 1.12
------------------------------------------------------------------------------------------------------------------------------------
Price      DM    Duration  DM      Duration  DM      Duration  DM       Duration  DM      Duration  DM     Duration   DM    Duration
------------------------------------------------------------------------------------------------------------------------------------
99-23    121.5     8.18   122.0      6.33   122.4      5.26   122.6       4.81   122.8      4.54   123.2     3.97   123.6    3.51
99-24    121.2            121.5             121.8             122.0              122.1             122.4            122.7
99-25    120.8            121.0             121.2             121.3              121.4             121.6            121.8
99-26    120.4            120.5             120.6             120.7              120.7             120.8            120.9
99-27    120.0            120.0             120.0             120.0              120.0             120.0            120.0
99-28    119.6     8.18   119.5      6.34   119.4      5.26   119.4       4.82   119.4      4.54   119.3     3.98   119.2    3.51
99-29    119.3            119.0             118.9             118.7              118.7             118.5            118.3
99-30    118.9            118.6             118.3             118.1              118.0             117.7            117.4
99-31    118.5            118.1             117.7             117.5              117.3             116.9            116.5
100-00   118.1            117.6             117.1             116.8              116.6             116.1            115.6
100-01   117.8     8.18   117.1      6.34   116.5      5.26   116.2       4.82   115.9      4.54   115.4     3.98   114.8    3.51
100-02   117.4            116.6             115.9             115.5              115.3             114.6            113.9
100-03   117.0            116.1             115.3             114.9              114.6             113.8            113.0
100-04   116.6            115.6             114.7             114.3              113.9             113.0            112.1
100-05   116.2            115.2             114.2             113.6              113.2             112.3            111.3
100-06   115.9     8.19   114.7      6.34   113.6      5.27   113.0       4.82   112.5      4.54   111.5     3.98   110.4    3.52
100-07   115.5            114.2             113.0             112.3              111.9             110.7            109.5
100-08   115.1            113.7             112.4             111.7              111.2             109.9            108.6
100-09   114.7            113.2             111.8             111.1              110.5             109.2            107.7
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life         9.35             7.04              5.74               5.22              4.89              4.25             3.73
First Pay    11/25/03         11/25/03          11/25/03           11/25/03          11/25/03          11/25/03         11/25/03
Last Pay     01/25/20         06/25/16          12/25/13           10/25/12          01/25/12          09/25/10         08/25/09
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Tsy BM   3Mo     6Mo    2YR      3Yr    5YR     10YR      30YR   Lib BM   1YR     2YR    3YR   4YR    5YR     7YR    10YR   12YR
---------------------------------------------------------------------------------------------------------------------------------
 Yield  1.157  11.1707 1.7266          3.0056  4.0339   4.9766    Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                 1.5000          3.0000  3.8750   5.3750
---------------------------------------------------------------------------------------------------------------------------------

----------------------
Lib BM   15YR   30YR
----------------------
 Yield  4.9970 5.2891

----------------------

---------------------------------------------------------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                                                                            Page 2

Lehman Brothers                                   Wed, 15 Oct 2003, 21:35:24 EDT
                                                     mhitzman:SASC03-34A-GROUP-I


                        Discount Margin Table - Bond B2-I

                         GROUPS CROSSED AT AND BELOW BBB
                              Settle as of 10/30/03

   --------------------------------------------------------------------------
                         Bond Summary - Bond B2-I
   --------------------------------------------------------------------------
   Initial Coupon:   2.970                        Type:  Fltr
         Orig Bal:   1,387,000
                                               Formula:  (1m LIBOR)+185.00bp
           Factor:   1.0000000        Cap/Floor/Margin:  100.00/0.00/1.85
      Factor Date:   10/25/03                 Next Pmt:  11/25/03
            Delay:   24                          Cusip:
   --------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               15 CPR         20 CPR             25 CPR             28 CPR            30 CPR           35 CPR            40 CPR
            LIB_1M: 1.12    LIB_1M: 1.12       LIB_1M: 1.12      LIB_1M: 1.12       LIB_1M: 1.12     LIB_1M: 1.12      LIB_1M: 1.12
------------------------------------------------------------------------------------------------------------------------------------
Price      DM    Duration  DM      Duration  DM      Duration  DM       Duration  DM      Duration  DM     Duration   DM    Duration
------------------------------------------------------------------------------------------------------------------------------------
99-23    186.0     7.89   186.3      6.16   186.6      5.13   186.7       4.71   186.8      4.44   187.1     3.90   187.4    3.45
99-24    185.6            185.8             186.0             186.1              186.2             186.3            186.5
99-25    185.3            185.3             185.4             185.4              185.5             185.5            185.6
99-26    184.9            184.8             184.8             184.8              184.8             184.7            184.7
99-27    184.5            184.3             184.2             184.1              184.1             183.9            183.8
99-28    184.1     7.89   183.8      6.16   183.6      5.14   183.5       4.71   183.4      4.45   183.2     3.90   182.9    3.46
99-29    183.7            183.3             183.0             182.8              182.7             182.4            182.0
99-30    183.3            182.8             182.4             182.2              182.0             181.6            181.1
99-31    182.9            182.3             181.8             181.5              181.3             180.8            180.2
100-00   182.5            181.8             181.2             180.9              180.6             180.0            179.3
100-01   182.1     7.89   181.3      6.16   180.6      5.14   180.2       4.71   179.9      4.45   179.2     3.91   178.5    3.46
100-02   181.7            180.8             180.0             179.5              179.2             178.4            177.6
100-03   181.4            180.3             179.4             178.9              178.5             177.6            176.7
100-04   181.0            179.8             178.8             178.2              177.8             176.8            175.8
100-05   180.6            179.3             178.2             177.6              177.1             176.1            174.9
100-06   180.2     7.90   178.8      6.17   177.6      5.14   176.9       4.72   176.5      4.45   175.3     3.91   174.0    3.46
100-07   179.8            178.3             177.0             176.3              175.8             174.5            173.1
100-08   179.4            177.8             176.4             175.6              175.1             173.7            172.2
100-09   179.0            177.3             175.8             175.0              174.4             172.9            171.3
------------------------------------------------------------------------------------------------------------------------------------
 Average
  Life         9.35             7.04              5.74               5.22              4.89              4.25             3.73
First Pay    11/25/03         11/25/03          11/25/03           11/25/03          11/25/03          11/25/03         11/25/03
Last Pay     01/25/20         06/25/16          12/25/13           10/25/12          01/25/12          09/25/10         08/25/09
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Tsy BM   3Mo     6Mo    2YR      3Yr    5YR     10YR      30YR   Lib BM   1YR     2YR    3YR   4YR    5YR     7YR    10YR   12YR
---------------------------------------------------------------------------------------------------------------------------------
 Yield  1.157  11.1707 1.7266          3.0056  4.0339   4.9766    Yield  1.3994 2.0541 2.6329 3.0968 3.4731 3.9919  4.5014 4.8381
Coupon                 1.5000          3.0000  3.8750   5.3750
---------------------------------------------------------------------------------------------------------------------------------

----------------------
Lib BM   15YR   30YR
----------------------
 Yield  4.9970 5.2891

----------------------

---------------------------------------------------------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                                                                            Page 3